LEIGH BALDWIN TOTAL RETURN FUND

Supplement dated October 17, 2008 to the Prospectus dated July 28, 2008

Effective November 1, 2008, the Leigh Baldwin Total Return Fund (the “Fund”) will make redemption payments only to the shareholder of record or financial intermediaries for the benefit of the shareholder of record and will no longer make redemption payments to third parties.

This Supplement, and the existing Prospectus dated July 28, 2008, provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information dated July 28, 2008 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-800-869-1679.